UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) January 19, 2005

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. employer Identification Number

1-08788	SIERRA PACIFIC RESOURCES	88-0198358
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

2-28348	NEVADA POWER COMPANY	88-0420104
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 367-5000

0-508	SIERRA PACIFIC POWER COMPANY	88-0044418
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

None

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8—Other Events

Item 8.01 Other Events

     On January 19, 2005, Sierra Pacific Resources issued a press release announcing that Philip G. Satre has been elected to its board of directors effective immediately. Satre also joins the boards of Sierra Pacific Resources’ two utility subsidiaries, Sierra Pacific Power Company and Nevada Power Company. A copy of the press release is attached as Exhibit 99.1 hereto.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

     (a) Financial Statements of Business Acquired

     Not required

     (b) Pro forma financial information

     Not required

     (c) Exhibits

     99.1 Press Release issued January 19, 2005.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

Sierra Pacific Resources (Registrant)
Date: January 20, 2005	By:	/s/ John E. Brown
John E. Brown
Vice President and Controller

Nevada Power Company (Registrant)
Date: January 20, 2005	By:	/s/ John E. Brown
John E. Brown
Vice President and Controller

Sierra Pacific Power Company (Registrant)
Date: January 20, 2005	By:	/s/ John E. Brown
John E. Brown
Vice President and Controller

Exhibit Index

99.1—Press Release issued January 19, 2005.